SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2001

GOLDEN PHOENIX MINERALS, INC.

                   Minnesota                                                    0-22905                                          41-1878178

(State or other jurisdiction                                        (Commission File                                   (IRS Employer

of incorporation)                                                              Number)                                      Identification No.)

                                                          3595 Airway Dr., Suite 405 Reno, Nevada                    89511

                                                              (Address of Principal Executive Offices)                  Zip Code

Registrant’s telephone number, including area code: (775) 853-4919

Item 2: Acquisition or Disposition of Assets

On February 9, 2001, the Company reported the completion of the purchase of the remaining 32% of the Borealis Mining lease dated January 24, 1997. The Company previously held an undivided 68% interest in the lease. The lease interest was purchased from Newmex Nevada, Inc (Newmex). The purchase of the remaining 32% was included as a part of an equity placement made by Newmex. The terms of the purchase provide for the issuance of restricted common stock units at a strike price of $.20 per share with warrants attached having a strike price of $.13. The purchase price of the undivided 32% interest was $600,000. As part of the agreement Newmex also made a private placement in the Company of $600,000 in common share units, with strike price for the units the same as the purchase of the Borealis interest. For both transactions Newmex received 6,000,000 restricted common shares and 6,000,000 warrants.

It was later determined that the acquisition was completed prior to December 31, 2000. The Company reported the transaction in its audited financial statements dated December 31, 2000.

Item 7. Financial Statements and Exhibits

(a) The purchase of the above described assets constituted a purchase of assets and not the purchase of a business. Consequently, audited financial statements are not required.

(b) Following are historical and pro forma financial statements showing a Condensed Balance Sheet as of December 31, 2000, and Condensed Statement of Operations for the year ended December 31, 2000. The historical financial statements are taken from the Form 10-KSB for the year ended December 31, 2000. The pro forma adjustments and pro forma balance sheet reflect the effects on the historical balance sheet of purchasing the remaining 32% of the mining lease described in Item 2 above. The pro forma assumes that the mining lease was acquired on January 1, 2000, and that the related restricted stock and warrants were issued on January 1, 2000.

For the pro forma Condensed Statement of Operations, it is assumed that the lease was acquired on January 1, 2000, and that the related restricted stock and warrants were issued on January 1, 2000. Consequently only revenues and costs associated with the lease are reflected in the pro forma Condensed Statement of Operations. Only the known revenue in property and claims is included in the pro forma revenues, and only the known expense in land lease is included in the pro forma expenses.

These pro forma financial statements should be read in conjunction with the Form 10-KSB for the year ended December 31, 2000, which is the source of the historical financial statement data used in preparation of the pro forma amounts. The pro forma information is not necessarily indicative of that which would have been attained had the transaction actually occurred at the earlier date.

Golden Phoenix Minerals, Inc.

<A Development Stage Company>

Pro Forma Condensed Balance Sheet

December 31, 2000

Assets

	Historical	Pro Forma	Pro Forma
	Balance Sheet	Adjustments	Balance Sheet
Current Assets
Cash (1)	$ 38,636	$ (38,632)	$ 4
Prepaid expenses	44,253		44,253
Employee advances	24,524		24,524
Stock subscription receivable	200,000		200,000
Total Current Assets	307,413	(38,632)	268,781
Options	25,000		25,000
Joint venture	-		-
Mining properties and claims	1,862,291		1,862,291
Property and equipment, net of accumulated
depreciation of $68,899	819,232		819,232
Organization costs, net of accumulated
amortization of $809	346		346
Deposits	419,874		419,874
Capitalized reclamation costs	1,300,000		1,300,000
Deferred development costs (1)	386,602	14,970	401,572
Deferred tax assets, net of valuation allowance	-		-
Total Assets	$ 5,120,758	$ (23,662)	$ 5,097,096

Golden Phoenix Minerals, Inc.

<A Development Stage Company>

Pro Forma Condensed Balance Sheet

December 31, 2000

Liabilities and Stockholders’ Equity

	Historical	Pro Forma	Pro Forma
	Balance Sheet	Adjustments	Balance Sheet
Current Liabilities
Bank Overdraft (1)	$ -	$ 32,115	$ 32,115
Accounts payable	254,281		254,281
Accrued liabilities	149,567		149,567
Current portion of long term debt	426,592		426,592
Accrued interest on note payable	22,203		22,203
Utilities contract payable	316,654		316,654
Current portion of capital lease obligations	4,522		4,522
Amounts due to stockholders	422,100		422,100
Accrued interest stockholder loans	43,997		43,997
Total Current Liabilities	1,639,916	32,115	1,672,031
Long-term Liabilities
Capital lease obligations	3,755		3,755
Long term debt	86,065		86,065
Utilities contract payable	65,746		65,746
Convertible notes payable	485,000		485,000
Accrued interest convertible notes payable	54,165		54,165
Reclamation liabilities	1,319,874		1,319,874
Total Liabilities	3,654,521	32,115	3,686,636
Stockholders’ Equity (Deficit)
Preferred stock, no par value, 50,000,000 shares authorized and 441,700 shares issued and outstanding at December 31, 2000
	1,770		1,770
Common stock, no par value, 150,000,000 shares authorized, 36,750,121 issued and outstanding at December 31, 2000, (including 14,529,118 of restricted shares for organizational services at December 31, 2000)
	6,394,272		6,394,272
Additional paid in capital	108,300		108,300
Accumulated deficit (1)	(5,037,605)	(55,777)	(5,093,382)
Less: Stock subscription receivable	(500)	(500)
Total Stockholders’ Equity	1,466,237	(55,777)	1,410,460
Total Liabilities and Stockholders’ Equity	$ 5,120,758	$ (23,662)	$ 5,097,096

Golden Phoenix Minerals, Inc.

<A Development Stage Company>

Pro Forma Condensed Statement of Operations

During Development Stage

For the Year Ended December 31, 2000

	Historical Statement of Operations	Pro Forma Adjustments	Pro Forma Statement of Operations

Revenues
Metal sales	$ 35,145	$	$ 35,145
Joint Venture	-		-
Options	-		-
Property and claims	57,811	(36,577)	21,234
	92,956	(36,577)	56,379
Cost of metal sales	27,050		27,050
Gross profit	65,906	(36,577)	29,329
Expenses
Exploration	311,733	19,200	330,933
General and administrative	781,207		781,207
	1,092,940	19,200	1,112,140
Loss from Operations	(1,027,034)	(55,777)	(1,082,811)
Other Income (Expense)
Interest income	1,596		1,596
Interest expense	(127,179)		(127,179)
Gain on sale of stock in affiliate	-		-
Gain (loss) on sale of fixed assets	-		-
Other income	3,100		3,100
Other expense	(2,414)		(2,414)
Rent income	17,577		17,577
Loss Before Provision for
Income Taxes	(1,134,354)	(55,777)	(1,190,131)
Income Tax Benefit (Expense)
Current	-		-
Deferred	-		-
Net Loss (3)	$ (1,134,354)	$ (55,777)	$ (1,190,131)
Basic and Diluted Net Loss per
Common Share	$ (.04)	$ (.00)	$ (.04)
Shares Used in Computing Basic and
Diluted Shares	28,298,387	28,298,387	28,298,387

Golden Phoenix Minerals, Inc.

Notes to Pro Forma Financial Statements

December 31, 2000

NOTE 1 – PURCHASE OF REMAINING 32% OF BOREALIS MINING LEASE

The pro forma adjustments referenced by (1) relate to recording the purchase of the lease interest as if the transaction had occurred on January 1, 2000.

NOTE 2 – PRO FORMA OPERATING STATEMENT ADJUSTMENTS

The pro forma adjustments referenced by (2) relate to the operating statement adjustments to reflect the purchase of the lease interest as if the transaction had occurred on January 1, 2000.

The primary adjustments were to property and claims, which reflects revenue derived from property transactions, and the increase in exploration costs due to loss of reimbursement for amounts paid.

NOTE 3 – EXTRAORDINARY ITEM EXCLUDED

Net loss referenced by (3) on the Pro Forma Condensed Statement of Operations for the year ended December 31, 2000, is calculated without consideration of the extraordinary item included in the historical financial statements for that period, in accordance with instructions for presentation of pro forma financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    GOLDEN PHOENIX MINERALS, INC.

                                                                                                       (Registrant)

Date: April 24, 2001                                                     By: /S/ MICHAEL R. FITZSIMONDS

                                                                                          Michael R. Fitzsimonds

                                                                                          President and Director

                                                                                         (Principal Executive and Financial

                                                                                         Officer)